EXHIBIT 99



THE BANK OF NEW YORK COMPANY, INC.                  NEWS
                                       48 Wall Street, New York, N.Y. 10286

                                       Contact:
FOR RELEASE:                           PUBLIC AND INVESTOR RELATIONS DEPT.


IMMEDIATELY                                    Michael M. Pascale, VP
- -----------                                    (212) 495-1041
                                               Pierre S. Brull, VP
                                               (212) 495-1721
                                               Rhonda Barnat, AVP
                                               (212) 495-1725




                 THE BANK OF NEW YORK COMPANY, INC. REPORTS
                 ------------------------------------------
          RECORD FOURTH QUARTER AND FULL YEAR NET INCOME AND E.P.S.
          ---------------------------------------------------------

        Fourth Quarter Net Income $157 Million; E.P.S. $1.53, up 42%
           Full Year Net Income $559 Million; E.P.S. $5.44, up 36%






NEW YORK, N.Y., January 13, 1994 -- The Bank of New York Company, Inc. reported record fourth quarter net income of $157 million, which compares with net income of $112 million in the fourth quarter of 1992. Fully diluted earnings per share in the fourth quarter of 1993 were a record $1.53 compared with $1.08 per share last year, an increase of 42%. Spreads widened, reflecting a continuing shift in asset mix toward higher yielding loans and a lower level of nonperforming assets. Fee income was strong, especially from credit cards and securities and other processing. A lower provision for loan losses and continued control of operating

       2.

expenses contributed to higher earnings. In addition, the acquisition of 62 branches from Barclays Bank of New York, N.A. (Barclays) in December, 1992, and improved performance at the 105-branch National Community Banks, helped to increase earnings.
     Net income for the full year 1993 was a record $559 million, a 42% increase over the $393 million earned in 1992. Net income was a record $5.44 per fully diluted share, a 36% increase over the $4.00 earned last year. Net income for 1993 was affected by pre-tax restructuring charges of $45 million ($30 million after-tax) recorded by National Community Banks in the second quarter.
     The Company's estimated Tier I capital and total capital ratios were 8.77% and 13.51% at December 31, 1993 compared with 8.51% and 13.33% at September 30, and 7.59% and 12.30% at December 31, 1992. Tangible common equity as a percent of total assets was 7.00% at December 31, 1993 compared with 6.72% at September 30 and 5.83% one year ago.
     Return on average assets in the fourth quarter was 1.32% - a record for the Company - compared with 1.28% in the third quarter of 1993 and .94% in the fourth quarter of 1992. Return on average assets for the full year 1993 was 1.20% - also a record for the Company - compared with .85% for 1992.
     Return on average common equity was 16.16% in the fourth quarter of 1993 compared with 15.95% in the third quarter and 12.52% in the fourth quarter of 1992. Return on average common equity was 14.98% for the full year compared with 12.00% for 1992.

       3.

NONPERFORMING ASSETS
- --------------------
(dollars in millions)
                                                                Change
                                                              12/31/93 vs.
                         12/31/93    9/30/93      12/31/92    12/31/92
                      --------------------------------------------------
Loans:
  HLT                     $   52    $    58        $    92        (43)%
  Commercial Real Estate      72         71            143        (50)
  Other Commercial           130        130            139         (6)
  Foreign                     34         68             89        (62)
  LDC(1)                      96         96            109        (12)
  Community Banking          156        150            216        (28)
                           -----      -----          -----
       Total Loans           540        573            788        (31)

 Other Real Estate            85        132            247        (66)
 Other Assets                 14         14             21        (33)
                           -----      -----          -----
  Total                   $  639      $ 719         $1,056        (39)
                           =====      =====          =====

Nonperforming Asset Ratio    2.1%       2.4%           3.6%

Allowance/Nonperforming
              Loans        179.6      175.2          136.0

Allowance/Nonperforming
              Assets       151.8      139.6          101.5

 (1) Excludes $117 million of reduced rate Philippine obligations secured by U.S. Treasury bonds.


       Nonperforming assets declined for the tenth consecutive quarter to $639 million from $719 million at September 30, a decrease of 11%. For the full year, nonperforming assets declined by $417 million or 39%.
     Nonperforming commercial real estate assets, which include other real estate owned, declined to $157 million at December 31, a $46 million, or 23% decrease from $203 million at September 30, primarily due to sales of four properties totaling $25 million. In the fourth quarter only $2 million of nonperforming real estate loans were added. For the year, nonperforming commercial real estate assets declined by $233 million or 60%.

       4.

LOAN LOSS PROVISION AND NET CHARGE-OFFS
- ---------------------------------------
(in millions)
                               4th          3rd
                             Quarter      Quarter       Year to date
                             -------      -------     ---------------
                               1993         1993       1993      1992
                               ----         ----       --------------

Provision                     $  50        $  55       $ 284    $ 443
                               ----         ----        ----     ----
Regular Net Charge-offs:
 HLT                              2          (12)        (23)     (89)
 Commercial Real Estate         (30)          (7)        (70)     (90)
 Other Commercial                (6)         (19)        (59)    (109)
 Consumer                       (40)         (31)       (143)    (154)
 Foreign                         (6)          (2)        (45)     (10)
 LDC                              -           (8)         (8)     (11)
 Other                           (5)         (10)        (39)     (48)
                               ----         ----        ----     ----
 Total                          (85)         (89)       (387)    (511)

Acquisitions                      1            -           1       56

Decrease in Regular
   Allowance                  $ (34)       $ (34)      $(102)    $(12)
                               ====         ====        ====     ====
 Other Real Estate
   Expense                    $   4        $  10       $  53     $106



The allowance for loan losses was $970 million, or 3.17% of loans at December 31, compared with $1,004 million, or 3.31% of loans at September 30, 1993.

NET INTEREST INCOME
- -------------------
     On a taxable equivalent basis, net interest income amounted to $392 million in the fourth quarter of 1993, compared with $377 million in the same period of 1992, an increase of 4%. The net interest rate spread was 3.12% in the fourth quarter of 1993 compared with 3.09% in the third quarter and 2.95% one year ago. The net yield on interest earning assets was 3.83% in the fourth quarter of 1993 compared with 3.81% in the third quarter and 3.67% in the same period last year.
     For the full year, net interest income on a taxable equivalent basis

       5.

was $1,550 million, compared with $1,434 million in the same period of 1992. The year to date net interest rate spread was 3.12% in 1993 compared with 2.91% in 1992, while the net yield on interest-earning assets was 3.84% in 1993 and 3.61% in 1992.
     There was continued strong performance in credit cards, as the number of card accounts increased by 22% to 4.8 million and managed outstandings were up by 19% to $6.2 billion from one year ago. The spread and yield modestly benefitted from the start in November of the amortization phase of the Company's credit card securitization. This phase will continue through March 1995 and return $1.35 billion of credit card loans to the balance sheet.

NONINTEREST INCOME
- ------------------
     Noninterest income increased 6% to $307 million in the fourth quarter, compared with $290 million in the same period last year. Noninterest income totaled $1,319 million in 1993, compared with $1,185 million in 1992, an increase of 11%.
     Trust, investment, and processing fees were $154 million for the quarter, an $11 million, or 8% increase over the fourth quarter of last year. The Barclays acquisition also contributed to the increase in noninterest income.
     Securities gains and foreign exchange profits and trading activities were $18 million in the fourth quarter of 1993 compared with $14 million in the same period last year. For the full year, securities gains and foreign exchange profits and trading activities were $143 million in 1993 and $136 million in 1992.

       6.

TRUST, INVESTMENT, AND PROCESSING FEES
- --------------------------------------
(dollars in millions)
                        4th      4th
                        Qtr      Qtr                     Year to date
                       1993     1992    Change       1993    1992  Change
                    ------------------------------------------------------
Trust and Investment  $  34    $  29      17%       $ 131   $ 118    11%
                       ====     ====                 ====    ====
Processing:
  Securities          $  78    $  70      11        $ 307   $ 273    12
  Other                  42       44      (5)         161     148     9
                       ----     ----                 ----    ----
Total Processing      $ 120    $ 114       5        $ 468   $ 421    11
                       ====     ====                 ====    ====


     During the year, special strength was noted in institutional investment management. Significant growth in the securities processing area occurred in American depositary receipts, government securities clearance, master trust, mutual fund custody, stock transfer, and corporate trust. In other processing, there was strong performance in funds transfer.

SERVICE CHARGES AND FEES
- ------------------------
     Service charges and fees, excluding other processing fees, were $115 million in the fourth quarter of 1993, compared with $114 million in the fourth quarter of last year. In the fourth quarter, noninterest income attributable to the Company's credit card securitization was $2 million less than the comparable period of last year due in part to these assets starting to return to the balance sheet. For the year, service charges and fees, excluding other processing fees, were $460 million, compared with $442 million in 1992. Strong growth in credit cards contributed to the full year rise.


NONINTEREST EXPENSE AND INCOME TAXES
- ------------------------------------
     Total noninterest expense was $409 million and $1,646 million in the fourth quarter and full year compared with $390 million and $1,519 million

       7.

in 1992. Other real estate expense decreased to $4 million from $21 million in the fourth quarter of 1992.
     Salaries increased 6% in the fourth quarter to $149 million from $140 million in the same period last year, and profit sharing increased to $16 million from $11 million. The Barclays acquisition contributed significantly to the increase in these costs. Furniture and equipment expenses and other employee benefits - primarily incentive compensation and health care expenses - were unchanged from the fourth quarter of last year.
     The effective tax rate for the fourth quarter of 1993 was 31.4% compared with 32.1% for the fourth quarter of 1992. The effective rate for the full year was 36.9% compared with 33.2% for the same period last year.
                          ***************************


(Financial highlights and detailed financial statements are attached.)










       8.

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)
For the Three Months Ended December 31:          1993         1992        Change
- ----------------------------------------         ----         ----        ------
  Net Income                                    $  157       $  112       40.2%
    Per Common Share:
      Primary Earnings                          $ 1.62       $ 1.13       43.4
      Fully Diluted Earnings                      1.53         1.08       41.7
      Cash Dividends                              0.50         0.38       31.6

  Return on Average Common Shareholders'
      Equity                                    16.16%       12.52%
  Return on Average Assets                       1.32         0.94

For the Twelve Months Ended December 31:
- -----------------------------------------
  Net Income                                    $  559       $  393       42.2%
    Per Common Share:
      Primary Earnings                          $ 5.74       $ 4.19       37.0
      Fully Diluted Earnings                      5.44         4.00       36.0
      Cash Dividends                              1.71         1.52       12.5

  Return on Average Common Shareholders'
      Equity                                    14.98%       12.00%
  Return on Average Assets                       1.20         0.85

As of December 31:
- -------------------
  Assets                                        $45,552      $45,210       0.8%
  Loans                                          30,570       29,497       3.6
  Securities                                      5,597        5,900      -5.1
  Deposits - Domestic                            23,790       24,712      -3.7
           - Foreign                              8,369        8,543      -2.0
  Long-Term Debt                                  1,590        1,695      -6.2
  Preferred Shareholders' Equity                    294          428     -31.3
  Common Shareholders' Equity                     3,778        3,302      14.4

  Common Shareholders' Equity Per Share           40.11        35.96      11.5
  Market Value Per Share of Common Stock          57.00        53.88       5.8

  Allowance for Loan Losses as a Percent
     of Loans                                      3.17%        3.63%
  Tier I Capital Ratio                             8.77         7.59
  Total Capital Ratio                             13.51        12.30
  Leverage Ratio                                   7.99         7.11
  Tangible Common Equity Ratio                     7.00         5.83

 The above amounts for 1992 have been restated for the adoption of the liability method of accounting for income taxes and for the acquisition of National Community Banks, Inc. on August 11, 1993 which was accounted for as a pooling of interests.



       9.

                      THE BANK OF NEW YORK COMPANY, INC.
                      Consolidated Statements of Income
                                 (Unaudited)
                   (In millions, except per share amounts)
                                               For the three   For the twelve
                                               months ended    months ended
                                               December 31,    December 31,
                                               1993   1992     1993    1992
                                              -----  -----    -----   -----
Interest Income
- ---------------
Loans                                         $ 508  $ 507   $2,025  $2,102
Securities
  Taxable                                        61     74      235     260
  Exempt from Federal Income Taxes               16     20       69      86
                                              -----  -----    -----   -----
                                                 77     94      304     346
Deposits in Banks                                 5     19       24      76
Federal Funds Sold and Securities
  Purchased Under Resale Agreements              20     20       97      85
Trading Assets                                   17     12       53      76
                                              -----  -----    -----   -----
      Total Interest Income                     627    652    2,503   2,685
                                              -----  -----    -----   -----
Interest Expense
- ----------------
Deposits                                        168    212      701   1,005
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                26     26      102     136
Other Borrowed Funds                             22     25       86      85
Long-Term Debt                                   30     27      117      94
                                              -----  -----    -----   -----
      Total Interest Expense                    246    290    1,006   1,320
                                              -----  -----    -----   -----
Net Interest Income                             381    362    1,497   1,365
- -------------------
Provision for Loan Losses                        50     97      284     443
                                              -----  -----    -----   -----
Net Interest Income After Provision
   for Loan Losses                              331    265    1,213     922
                                              -----  -----    -----   -----
Noninterest Income
- ------------------
Trust and Securities Processing Fees            111     99      437     391
Service Charges and Fees                        157    158      622     590
Securities Gains(Losses)                          3    (14)      64      42
Other                                            36     47      196     162
                                              -----  -----    -----   -----
      Total Noninterest Income                  307    290    1,319   1,185
                                              -----  -----    -----   -----
Noninterest Expense
- -------------------
Salaries and Employee Benefits                  199    185      813     714
Net Occupancy                                    45     43      178     168
Furniture and Equipment                          24     24       95      97
Other                                           141    138      560     540
                                              -----  -----    -----   -----
      Total Noninterest Expense                 409    390    1,646   1,519
                                              -----  -----    -----   -----
Income Before Income Taxes                      229    165      886     588
Income Taxes                                     72     53      327     195
                                              -----  -----    -----   -----
Net Income                                    $ 157  $ 112    $ 559   $ 393
- ----------                                    =====  =====    =====   =====
Net Income Available to Common Shareholders   $ 151  $ 103    $ 534   $ 360
- -------------------------------------------   =====  =====    =====   =====
Per Common Share Data:
- ----------------------
   Primary Earnings                           $1.62  $1.13    $5.74   $4.19
   Fully Diluted Earnings                      1.53   1.08     5.44    4.00
   Cash Dividends                              0.50   0.38     1.71    1.52

Average Common Shares Outstanding                94     91       93      86

 The above amounts for 1992 have been restated for the adoption of the liability method of accounting for income taxes and for the acquisition of National Community Banks, Inc. on August 11, 1993 which was accounted for as a pooling of interests.


       10.

                       THE BANK OF NEW YORK COMPANY, INC.
                      Consolidated Statements of Condition
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)
                                                        Dec. 31,    Dec. 31,
                                                          1993         1992
                                                          ----         ----
Assets
  Cash and Due from Banks                                $ 4,511     $ 5,506
  Interest-Bearing Deposits in Banks                         269         233
  Securities:
    Held for Investment                                    4,356       3,322
    Held for Sale                                          1,241       2,578
                                                         -------     -------
         Total Securities                                  5,597       5,900
    Trading Assets                                         1,325         736
    Federal Funds Sold and Securities Purchased
     Under Resale Agreements                                  43         265
    Loans (Less allowance for loan losses of $970 in
     1993 and $1,072 in 1992)                             29,600      28,425
    Premises and Equipment                                   945         974
    Due from Customers on Acceptances                        888         615
    Accrued Interest Receivable                              222         231
    Other Assets                                           2,152       2,325
                                                         -------     -------
         Total Assets                                    $45,552     $45,210
                                                         =======     =======
 Liabilities and Shareholders' Equity
  Deposits
   Noninterest-Bearing (principally domestic offices)    $ 8,690     $ 8,761
   Interest-Bearing
    Domestic Offices                                      15,154      16,049
    Foreign Offices                                        8,315       8,445
                                                         -------     -------
         Total Deposits                                   32,159      33,255
  Federal Funds Purchased and Securities
   Sold Under Repurchase Agreements                        2,718       1,773
  Other Borrowed Funds                                     2,781       3,029
  Acceptances Outstanding                                    901         615
  Accrued Taxes and Other Expenses                           770         560
  Accrued Interest Payable                                   111         153
  Other Liabilities                                          450         400
  Long-Term Debt                                           1,590       1,695
                                                         -------     -------
         Total Liabilities                                41,480      41,480
                                                         -------     -------
   Shareholders' Equity
   Preferred Stock-no par value, authorized 5,000,000
    shares, outstanding 3,648,100 shares in 1993 and
    4,400,792 shares in 1992                                 267        400
   Class A Preferred Stock - par value $2.00 per share,
    authorized 5,000,000 shares, outstanding 1,094,915
    shares in 1993 and 1,150,000 shares in 1992               27         28
   Common Stock-par value $7.50 per share, authorized
    350,000,000 shares, issued 93,691,741 shares in
    1993 and 91,079,286 shares in 1992                      703         683
   Additional Capital                                     1,544       1,467
   Retained Earnings                                      1,536       1,153
                                                        -------     -------
                                                          4,077       3,731
   Less:  Treasury Stock (86,599 shares in
    1993 and 13,834 in 1992), at cost                         5           1
                                                        -------     -------
         Total Shareholders' Equity                       4,072       3,730
                                                        -------     -------
Total Liabilities and Shareholders' Equity              $45,552     $45,210
                                                        =======     =======

 The above amounts for 1992 have been restated for the adoption of the liability method of accounting for income taxes and for the acquisition of National Community Banks, Inc. on August 11, 1993 which was accounted for as a pooling of interests.

       11.

                        THE BANK OF NEW YORK COMPANY, INC.
            Average Balances and Rates on a Taxable Equivalent Basis
                                   Preliminary
                              (Dollars in millions)
                                For the three                For the three
                                months ended                 months ended
                              December 31, 1993            December 31, 1992
                           -------------------------   -------------------------
                           Average           Average   Average           Average
                           Balance  Interest  Rate     Balance  Interest   Rate
                           -------  -------- -------   -------  -------- -------
ASSETS
- ------
Interest-Bearing Deposits in
 Banks (primarily foreign) $   417   $   5    5.09%   $   741   $   19   10.03%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,546      20    3.04      2,598       20    3.04
Loans
 Domestic Offices           20,900     391    7.45     19,183      368    7.64
 Foreign  Offices           10,067     117    4.62     11,229      140    4.96
                            ------  ------             ------   ------
   Total Loans              30,967     508    6.53     30,412      508    6.65
                            ------  ------             ------   ------

Securities
 U.S. Government Obligations 3,715      51    5.47      3,493       51    5.77
 U.S. Government Agency
  Obligations                  381       6    6.44      1,073       18    6.73
 Obligations of States and
  Political Subdivisions     1,043      26    9.97      1,160       31   10.77
 Other Securities,including
  Trading Securities         1,754      22    5.02      1,459       20    5.53
                            ------  ------             ------   ------
  Total Securities           6,893     105    6.09      7,185      120    6.67
                            ------  ------             ------   ------
Total Interest-Earning
    Assets                  40,823     638    6.22%    40,936      667    6.48%
                                    ------                      ------
Allowance for Loan Losses   (1,004)                   (1,046)
Cash and Due from Banks      2,924                     2,490
Other Assets                 4,592                     4,731
                            ------                    ------
  TOTAL ASSETS             $47,335                   $47,111
                            ======                    ======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------

Interest-Bearing Deposits
 Money Market Rate Accounts$ 3,619      22    2.37%   $ 3,347       23    2.69%
 Savings                     8,427      47    2.24      7,951       52    2.60
 Certificates of Deposit
  $100,000 & Over              994       8    3.01      1,494       12    3.11
 Other Time Deposits         2,417      26    4.32      2,735       32    4.69
 Foreign Offices             8,362      65    3.10      9,408       93    3.94
                            ------  ------             ------   ------
  Total Interest-Bearing
   Deposits                 23,819     168    2.80     24,935      212    3.38
Federal Funds Purchased and
 Securities Sold Under
 Repurchase Agreements       3,566      26    2.87      3,559       26    2.92
Other Borrowed Funds         2,314      22    3.78      2,577       25    3.83
Long-Term Debt               1,719      30    6.86      1,586       27    6.73
                            ------  ------             ------   ------
  Total Interest-Bearing
   Liabilities              31,418     246    3.10%    32,657      290    3.53%
                                    ------                      ------
Noninterest-Bearing Deposits 9,364                      8,369
Other Liabilities            2,547                      2,387
Preferred Stock                295                        430
Common Shareholders' Equity  3,711                      3,268
                            ------                     ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $47,335                    $47,111
                           =======                    =======
Net Interest Earnings
 and Interest Rate Spread            $392     3.12%              $377    2.95%
                                   ======                      ======


 Net Yield on Interest-Earning
  Assets                                    3.83%                      3.67%
                                          ======                     ======

 The above amounts for 1992 have been restated for the adoption of the liability method of accounting for income taxes and for the acquisition of National Community Banks, Inc. on August 11, 1993 which was accounted for as a pooling of interests.

       12.

                             THE BANK OF NEW YORK COMPANY, INC.
                   Average Balances and Rates on a Taxable Equivalent Basis
                                        Preliminary
                                   (Dollars in millions)

                                    For the twelve          For the twelve
                                     months ended            months ended
                                   December 31, 1993       December 31, 1992
                              ------------------------ -------------------------
                              Average          Average Average           Average
                              Balance Interest   Rate  Balance  Interest  Rate
                              ------- -------- ------- -------  -------- -------
ASSETS
- ------
Interest-Bearing Deposits in
  Banks (primarily foreign)   $  452  $    24    5.42% $   753  $     76  10.14%
Federal Funds Sold and
 Securities Purchased Under
 Resale Agreements             3,149       97    3.06    2,379        85   3.54
Loans
 Domestic Offices             20,257    1,547    7.64   18,659     1,459   7.82
 Foreign Offices              10,170      485    4.77   11,686       651   5.57
                              ------   ------           ------    ------
   Total Loans                30,427    2,032    6.68   30,345     2,110   6.95
                              ------   ------           ------    ------
Securities
 U.S. Government Obligations   2,884      161    5.60    2,658       170   6.39
 U.S. Government Agency
    Obligations                  848       54    6.39      953        70   7.40
 Obligations of States and
    Political Subdivisions     1,070      110   10.29    1,224       135  11.04
 Other Securities, including
    Trading Securities         1,550       78    5.06    1,367       108   7.88
                              ------   ------           ------    ------
     Total Securities          6,352      403    6.36    6,202       483   7.79
                              ------   ------           ------    ------
Total Interest-Earning Assets 40,380    2,556    6.33%  39,679     2,754   6.94%
                                       ------                     ------
Allowance for Loan Losses     (1,045)                   (1,057)
Cash and Due from Banks        2,735                     2,522
Other Assets                   4,574                     5,083
                              ------                    ------
  TOTAL ASSETS               $46,644                   $46,227
                              ======                    ======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------

Interest-Bearing Deposits
 Money Market Rate Accounts  $ 3,666       91    2.48% $ 3,468       108   3.11%
 Savings                       8,379      198    2.37    7,189       216   3.01
 Certificates of Deposit
  $100,000 & Over              1,189       36    3.00    1,709        64   3.75
 Other Time Deposits           2,701      119    4.39    2,965       152   5.15
 Foreign Offices               7,887      257    3.26   10,004       465   4.64
                              ------   ------           ------    ------
  Total Interest-Bearing
   Deposits                   23,822      701    2.94   25,335     1,005   3.97
Federal Funds Purchased and
 Securities Sold Under
 Repurchase Agreements         3,467      102    2.94    4,001       136   3.40
Other Borrowed Funds           2,348       86    3.66    2,045        85   4.13
Long-Term Debt                 1,729      117    6.79    1,386        94   6.77
                              ------   ------           ------    ------
Total Interest-Bearing
 Liabilities                  31,366    1,006    3.21%  32,767     1,320   4.03%
                                       ------                     ------
Noninterest-Bearing Deposits   9,015                     7,902
Other Liabilities              2,366                     2,153
Preferred Stock                  334                       409
Common Shareholders' Equity    3,563                     2,996
                              ------                    ------
  TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY       $46,644                   $46,227
                              ======                    ======

Net Interest Earnings and
 Interest Rate Spread                  $1,550    3.12%            $1,434   2.91%
                                       ======                     ======

Net Yield on Interest-Earning
  Assets                                         3.84%                     3.61%
                                                 ====                      ====

 The above amounts for 1992 have been restated for the adoption of the liability method of accounting for income taxes and for the acquisition of National Community Banks, Inc. on August 11, 1993 which was accounted for as a pooling of interests.